UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------
                                    FORM 8-K
                                ----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  October 29, 2007

                                 LHC GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                       8082                     71-0918189
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(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                          420 West Pinhook Rd., Suite A
                               Lafayette, LA 70503
          (Address of Principal Executive Offices, including Zip Code)

                                 (337) 233-1307
              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 29, 2007, LHC Group, Inc. (the "Company") issued a press release announcing that Keith G. Myers, chief executive officer of LHC Group, and John
L. Indest, president and chief operating officer, will present at the CIBC World Markets 18th Annual Healthcare Conference in New York City on Monday, November 5, 2007.


Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

     EXHIBIT NO.           DESCRIPTION
     -----------           -----------------------------------------------------

        99.1               Press Release dated October 29, 2007

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     LHC GROUP, INC.


                                                     By: /s/ Keith G. Myers
                                                         -----------------------
                                                         Keith G. Myers
                                                         Chief Executive Officer


Dated: October 29, 2007

                                INDEX TO EXHIBITS


     EXHIBIT NO.    DESCRIPTION
     -----------    ------------------------------------------------------------
        99.1        Press Release dated October 29, 2007, announcing that Keith
                    G. Myers, chief executive officer of LHC Group, and John L.
                    Indest, president and chief operating officer, will present at the CIBC World Markets 18th Annual Healthcare Conference in New York City on Monday, November 5, 2007.